PRINCETON PREMIUM FUND

Class	A	Shares	PPFAX
Class	I	Shares	PPFIX

Supplement dated August 15, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated January 28, 2025

______________________________________________________________________

The Fund’s fee and expenses table and expense example on page 1 of the Fund’s prospectus is hereby restated as follows:

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you and/or your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 12 of this Prospectus and in Purchase, Redemption and Pricing of Shares on page 42 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None
Redemption Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.75%	1.75%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(1)	0.27%	0.27%
Acquired Fund Fees and Expenses(2)	0.01%	0.01%
Total Annual Fund Operating Expenses	2.28%	2.03%
Fee Waiver and/or Expense Reimbursement(3)	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expenses Reimbursement	2.21%	1.96%
(1)	Restated to reflect current expenses.
(2)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
(3)	Princeton Fund Advisors, LLC has contractually agreed to waive management fees and to make payments to limit Fund expenses, until at least January 31, 2026 so that the total annual operating expenses (exclusive of any (i) front-end or contingent deferred loads; (ii) brokerage fees and commission;, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments including investments in other collective investment vehicles or derivative instruments (for example options fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; (vii) expenses incurred in the connection with any merger or reorganization; and (viii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser))) do not exceed 2.20% and 1.95% of average daily net assets attributable to Class A and Class I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees were waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the then-current expense limits. This agreement may be terminated only by the Board of Trustees on 60 days written notice to Princeton Fund Advisors, LLC.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$786	$1,240	$1,719	$3,035
Class I	$199	$630	$1,087	$2,353

You should read this Supplement in conjunction with the Prospectus and SAI for the Fund dated January 28, 2025. These documents provide information that you should know about the Fund before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-868-9501. Please retain this Supplement for future reference.

Please retain this Supplement for future reference.